Exhibit 10.6

                                                                 Draft 7/22/96

                            INDEMNIFICATION AGREEMENT
                            -------------------------


     INDEMNIFICATION AGREEMENT dated as of July ___, 1996 by and between INTERPOOL LIMITED, a corporation organized under the laws of Barbados (together with its subsidiaries, hereinafter referred to as, "Limited"), and INTERPOOL, INC., a Delaware corporation (together with its subsidiaries, other than Limited, "IPX").

                                    RECITALS
                                    --------

     A. Limited has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale by the Company of up to 7,650,000 shares of common stock, no par value, of Limited (the "Common Stock").


     B. Limited and IPX desire to enter into this Agreement to indemnify each other (and provide for contribution to each other) against liabilities arising from the operation of the parties' respective businesses.

     C. In consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                                    AGREEMENT
                                    ---------

     1.  Indemnification.  (a) Limited agrees to indemnify and hold harmless IPX
         ----------------
against any and all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys' fees and costs of investigation), to which IPX may become subject insofar as such claims, losses, damages, liabilities, costs and expenses (or actions in respect thereof) arise from or are based on the operations of the business of Limited and its subsidiaries after the sale of the Common Stock by Limited pursuant to the Registration Statement; provided, however, that IPX shall not be indemnified hereunder for liabilities arising from its own intentional misconduct or gross negligence or to the extent any liability arises from a breach by IPX of its fiduciary duty to other stockholders of Limited.

     (b) IPX agrees to indemnify and hold harmless Limited against any and all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys' fees and costs of investigation), to which Limited may become subject insofar as such claims, losses, damages, liabilities, costs or expenses (or actions in respect thereof) arise from or are based on the operations of the business of IPX, other than the business of Limited and its subsidiaries, before or after the sale of Common Stock by Limited pursuant to the Registration Statement.

     (c) Limited agrees to indemnify and hold harmless IPX against any all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys' fees and costs of investigation) to which IPX may become subject insofar as such claims, losses, damages, liabilities, costs or expenses (or actions in respect thereof) arise from or are based on guarantees or undertakings made by IPX to third parties in respect of liabilities or obligations of Limited or its subsidiaries, whether such guarantees or undertakings are made by IPX before or after the sale of Common Stock by Limited pursuant to the Registration Statement; provided, however, that IPX shall not be indemnified hereunder for liabilities arising from its own intentional misconduct or gross negligence or to the extent any liability arises from a breach by IPX of its fiduciary duty to other stockholders of Limited; provided, further, however, that if the events giving rise to a particular claim, loss, damages, liability, cost or expense occurred prior to the offering of Common Stock by Limited, IPX shall not be indemnified pursuant to this Section.

     2.  Substitution.  (a) With respect to any litigation, proceeding or
         ------------
investigation by or before any court or governmental agency or body which may be commenced or threatened against IPX after the date hereof which arises out of or is based upon the future business or operations of Limited, but not of IPX, at IPX's option, Limited and IPX shall use their best efforts to have Limited substituted in the place of and for IPX and to have IPX removed as a party as promptly as is reasonably practicable. Pending such substitution, and in cases where such substitution cannot be effected, Limited shall promptly assume and direct the defense, prosecution and/or settlement of the claims involved, employing for this purpose counsel satisfactory to IPX, and shall pay all expenses related thereto. To the extent that any such expenses are paid by IPX, Limited shall promptly reimburse IPX therefor.

     (b) With respect to any litigation, proceeding or investigation by or before any court or governmental agency or body which may be commenced or threatened against Limited after the date hereof which arises out of or is based upon the past, present or future business or operations of IPX, but not of Limited, at Limited's option, Limited and IPX shall use their best efforts to have IPX substituted in the place of and for Limited and to have Limited removed as a party as promptly as is reasonably practicable. Pending such substitution, and in cases where such substitution cannot be effected, IPX shall promptly assume and direct the defense, prosecution and/or settlement of the claims involved, employing for this purpose counsel satisfactory to Limited, and shall pay all expenses related



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
thereto. To the extent that any such expenses are paid by Limited, IPX shall promptly reimburse Limited therefor.

     3.  Notice and Payment of Claims.  If either party entitled to
         ----------------------------
indemnification hereunder (an "Indemnified Party") is threatened in writing with any claim, or any claim is presented in writing to, or any action or proceeding formally commenced against, an Indemnified Party which may give rise to the right of indemnification hereunder, the Indemnified Party will promptly give written notice thereof to the other party (the "Indemnifying Party"), provided that any delay by the Indemnified Party in so notifying the Indemnifying Party shall not relieve the Indemnifying Party of any liability to the Indemnified Party hereunder except to the extent the Indemnifying Party is materially and adversely prejudiced by such delay. The Indemnifying Party, by delivery of written notice to the Indemnified Party within 30 days of receipt of notice of claim to indemnity from the Indemnified Party, may elect to contest such claim, action or proceeding at the Indemnifying Party's expense and by counsel of its own choosing. If the Indemnified Party requests in writing that such claim, action or proceeding not be contested, then it shall not be contested but shall not be covered by the indemnities provided herein. The Indemnifying Party may settle an indemnifiable matter which it has duly elected to contest with the consent of the Indemnified Party, after delivering a written description of the proposed settlement to, and receiving consent from, the Indemnified Party. In the event that the Indemnified Party declines to consent to a bona fide settlement acceptable to the claimant, then the Indemnified Party shall have no right to indemnification beyond the amount of the proposed settlement.

     4.  Dispute Resolution.  In an effort to resolve informally and amicably
         ------------------
any claim or controversy arising out of or related to the interpretation or performance of this Agreement without resorting to litigation, each party shall first notify the other of any difference or dispute hereunder that requires resolution. IPX and Limited shall each designate an employee to investigate, discuss and seek to settle the matter between them. If the two are unable to settle the matter within 30 days after such notification, the matter shall be submitted to an independent director of each of IPX and Limited for consideration. If settlement cannot be reached through their efforts within an additional 30 days, or such longer time period as they shall agree upon, either party may initiate legal proceedings to resolve such matter.

     5.  Cooperation.  So long as any books, records and files retained by
         -----------
either IPX or Limited or its subsidiaries relating to the business operations or assets of Limited or its subsidiaries remain in existence and available, IPX and Limited shall have the right upon prior notice to inspect and copy the same at any time



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
during business hours for any proper purpose. Neither IPX nor Limited shall destroy or permit the destruction of (without first having offered to deliver to the other) any such books, records and files for the time period during which they would be required to retain such books, records or files by applicable law. IPX and Limited shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the potential liability of either IPX or Limited hereunder or with respect to any governmental authority. Such cooperation shall include, without limitation, making available to the other party, during normal business hours, all books, records and information, officers and employees (without substantial interruption of employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Section shall bear all reasonable out-of-pocket costs and expenses (except reimbursement of salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

     6.  Assignment.  Neither party shall assign or transfer any of its rights
         ----------
under this Agreement without the prior written consent of the other party.

     7.  Notices.  All notices, requests, demands and other communications
         -------
provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice, or if given by telecopier or other electronic means, when such submission is transmitted and the appropriate answerback is received.

               If to IPX:

               Interpool, Inc.
               211 College Road East
               Princeton, New Jersey 08540


               If to Limited:

               Interpool Limited
               211 College Road East
               Princeton, New Jersey 08540



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
     8.  Further Assurances.  IPX and Limited shall execute, acknowledge and
         ------------------
deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instruments delivered pursuant hereto.

     9.  Governing Law.  This Agreement shall be governed by the laws of the
         -------------
State of New York, without giving effect to principles of conflict of law.

     10.  Entire Agreement.  This Agreement, together with any other agreements
          ----------------
between the parties, constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

     11.  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     12.  Severability.  Should any part, term or condition hereof be declared
          ------------
illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

     13.  Successors and Assigns.  Subject to the provisions of Section 6, this
          ----------------------
Agreement is solely for the benefit of the parties and their respective successors and assigns. Nothing herein shall be construed to provide any rights to any other entity or individual.

     14.  Headings.  Section headings are for convenience only and do not
          --------
control or affect the meaning or interpretation of any terms or provisions of this Agreement.



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
     IN WITNESS WHEREOF the parties have executed this Agreement on the date first above written.


                              INTERPOOL, INC.


                              By:
                                 ----------------------------
                                 Name:
                                 Title:



                              INTERPOOL LIMITED


                              By:
                                 ----------------------------
                                 Name:
                                 Title:




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